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                                                                    EXHIBIT 10.4


                         AMENDED AND RESTATED SPR INC.
                             COMBINED INCENTIVE AND
                        NON-STATUTORY STOCK OPTION PLAN


                                   ARTICLE I

                                    PURPOSE

     The purpose of the Plan is to provide additional incentive to certain Employees and Directors who are making and continue to make substantial contributions to the success of the Company and its subsidiaries by providing them with an opportunity to acquire a proprietary or ownership interest in the Company through the grant and exercise of options to purchase shares of the Common Stock of the Company. It is the judgment of the Board of Directors of the Company that the acquisition of a proprietary or ownership interest in the Company by certain Employees will increase their personal interest in its growth and progress, thereby promoting the interests of the Company and all its stockholders. The Company intends that the options granted pursuant to the Plan may either qualify as "incentive stock options" within the meaning of
Section 422 of the Code, or may not qualify as incentive stock options, to the extent provided in Sections 4.2(h) and 7.8 hereof.


                                   ARTICLE II

                                  DEFINITIONS

     The following words and terms used herein shall have that meaning set forth in this Article, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

     2.1 BOARD shall mean the Board of Directors of the Company.

     2.2 CHANGE IN CONTROL shall be deemed to have occurred if (i) any "person(s)" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act become(s) the "beneficial owner(s)" as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities or other interests of the Company representing a 50% or greater voting or other interest in the Company, or (ii) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     2.3 CODE shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.4 COMMITTEE shall mean the Compensation Committee, if any, appointed by the Board in accordance with the provisions of Article IV to administer the Plan.

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     2.5 COMMON STOCK shall mean the common stock, $0.01 par value, of the
Company, and any other securities of the Company to the extent provided in
Article X.

     2.6 COMPANY shall mean SPR INC., a Delaware corporation and any successor to it.

     2.7 DIRECTOR shall mean a member of the Board of Directors of the Company.

     2.8 EMPLOYEE shall mean any individual employed by and receiving compensation from the Company or any Subsidiary.

     2.9 ERISA shall mean the Employee Retirement Income Security Act of 1974, as now in effect or as hereinafter amended.

     2.10 EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as now in effect or as hereinafter amended.

     2.11 FAIR MARKET VALUE OF COMMON STOCK shall mean an amount equal to the fair market value of the Common Stock as determined by the Board in its judgment, or, if there is at sometime hereafter a public market for the Common Stock, the mean of the closing bid and asked quotations for a share of Common Stock in the over-the-counter market as of the date for which such value is being determined, as reported by the National Association of Securities Dealers, Inc. ("NASD") or, in the event that the Common Stock is listed on The NASDAQ National Market or any exchange, the closing price on such exchange on that date or, if there were no sales on that date, the mean of the bid and asked prices for Common Stock on that exchange at the close of business on that date.

     2.12 GRANTEE shall mean an Employee who is granted an Option by the Board under the Plan.

     2.13 INCENTIVE STOCK OPTION shall mean an option to purchase a specific number of shares of the Common Stock granted by the Board pursuant to Section 4.2(h) of the Plan.

     2.14 NON-EMPLOYEE DIRECTOR shall mean a "Non-Employee Director" as that term is defined in Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.15 NON-STATUTORY STOCK OPTION shall mean an option to purchase a specific number of shares of the Common Stock granted by the Board pursuant to
Section 4.2(h) of the Plan.

     2.16 OPTION shall mean both an Incentive Stock Option and a Non-Statutory Stock Option.

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     2.17 OPTION AGREEMENT shall mean a written agreement evidencing the right to purchase Common Stock pursuant to the terms of this Plan and the right, if any, to receive Stock Appreciation Rights, which agreement shall be in the form described in Article VII.

     2.18 PLAN shall mean the SPR Inc. Combined Incentive and Non-Statutory Stock Option Plan, as set forth herein, as amended from time to time.

     2.19 REFERENCE OPTION shall mean an Option with respect to which the Company has granted a Stock Appreciation Right.

     2.20 STOCK APPRECIATION RIGHT shall mean the right granted by the Board pursuant to Article VII of the Plan as a part of the Reference Option which right shall permit a Grantee to elect to receive cash, in lieu of the shares subject to the Reference Option, from the Company in an amount equal to the excess, if any, of the Fair Market Value per share of the Common Stock, determined on the date the Stock Appreciation Right is exercised, over the exercise price per share of such Reference Option.

     2.18 SUBSIDIARY shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code, as that section may be amended from time to time.


                                  ARTICLE III

                             SHARES SUBJECT TO PLAN

     3.1 SHARES AVAILABLE. The total number of shares of Common Stock which are available for granting Options hereunder shall be One Million (1,000,000) (subject to adjustment as provided below in Section 3.3 and Article X).

     3.2 SOURCE OF SHARES. The shares of Common Stock issued upon the exercise of an Option shall be made available, in the discretion of the Board, either from authorized but unissued Common Stock or from any issued but not outstanding Common Stock which has been reacquired by the Company.

     3.3 EFFECT OF TERMINATION. Except as provided in Section 8.2, in the event that any Option terminates for any reason, other than the exercise of a Stock Appreciation Right by the Grantee (whether such Option is vested or non-vested at the time of termination), without having been exercised in full, the unpurchased shares of Common Stock subject to that Option shall once again become available for the granting of Options.


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                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 ADMINISTRATION. The Board may, in its sole discretion, either retain the exclusive control and management of the operation and administration of the Plan or may delegate such control and management to a Committee consisting solely of two or more Non-Employee Directors of the Board. In the event that the Board does delegate such authority to a Committee, it may also at any time terminate that authority and resume the exclusive control and management of the Plan. For so long as the Board retains the control and management over the Plan, members of the Board shall not be eligible to participate in or be granted Options or Stock Appreciation Rights either under the Plan or any other plan maintained by the Company.

     In the event that the Board appoints a Committee, (a) the Committee must consist solely of Non-Employee Directors, (b) all vacancies occurring on the Committee shall be filled by appointment of the Board, (c) the members of the Committee shall serve at the pleasure of the Board, (d) the Committee shall maintain written minutes of its proceedings, and (e) a majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all the members shall be the acts of the Committee.

     In the event that and for so long as this Plan is controlled and managed by a Committee, the terms and provisions of this Plan, other than the two immediately preceding paragraphs of this Article IV and Sections 2.1 and 2.3, shall be applied by substituting the term "Committee" for "Board."

     4.2 GRANT. Subject to the provisions of this Plan, the Board shall determine (a) the Grantees, (b) the number of shares of Common Stock subject to an Option, (c) the dates upon which Options and/or Stock Appreciation Rights are granted, (d) the date or dates upon which an Option and/or a Stock Appreciation Right may be exercised, (e) the manner in which an Option and/or Stock Appreciation Right may be exercised, (f) such other terms to which an Option and/or Stock Appreciation Right is subject (including the manner in which it vests), (g) the form of any Option Agreements, (h) whether the Option is an Incentive Stock Option or a Non-Statutory Stock Option, and (i) whether the Grantee shall receive a Stock Appreciation Right.

     4.3 INTERPRETATION. The Board shall interpret the Plan and from time to time may adopt such rules and regulations for carrying out the terms and purposes of the Plan and may take such other actions in the administration of the Plan as it deems advisable. The interpretation and construction by the Board of any provisions of the Plan or any Option Agreement and the determination of any question arising under the Plan, any such rule or regulation, or any Option Agreement shall be final and binding.

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     4.4 EXCULPATION.  No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan.

     4.5 NO GUARANTEE OF EMPLOYMENT. The grant of an Option or Stock Appreciation Right under the Plan shall not be deemed or construed to constitute a contract of employment between the Company (or any subsidiary) and the Employee and shall not affect the right of the Company to terminate the employment of the Employee.


                                   ARTICLE V

                                  ELIGIBILITY

     Each Employee who is considered to be an administrative, managerial or executive Employee, as determined in the sole discretion of the Board, shall be eligible to be granted an Option and/or Stock Appreciation Right under the Plan. Each Director, as determined in the sole discretion of the Board, shall be eligible to be granted a Non-Statutory Stock Option and/or Stock Appreciation right under the Plan. Anything to the contrary notwithstanding, no Incentive Stock Option shall be granted to any Director who is not an Employee, and no Incentive Stock Option shall be granted to any Employee who, at the time the Incentive Stock Option is granted owns, or is deemed to own pursuant to the provisions of Code Section 424(d), shares of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless the purchase price per share is at least 110% of the Fair Market Value of Common Stock on the day such Option is granted and such Option by its terms is not exercisable after the date which is five years from the date such Option is granted.


                                   ARTICLE VI

                         ANNUAL LIMITATION ON VALUE OF
                        INCENTIVE STOCK OPTIONS GRANTED

     For all Incentive Stock Options granted under this Plan, the aggregate Fair Market Value of the Common Stock (determined at the time the Incentive Stock Option is granted) with respect to which Incentive Stock Options are exercisable for the first time in any calendar year (together with options granted under all other incentive stock option plans of the Company and any parent corporation (as defined in Code Section 424(e)) or Subsidiary) shall not exceed One Hundred Thousand Dollars ($100,000) for any one Grantee. No such annual limitation shall apply to the grant of Non-Statutory Stock Options hereunder.


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                                  ARTICLE VII

                            TERMS AND CONDITIONS OF
                     OPTIONS AND STOCK APPRECIATION RIGHTS

     All Options and Stock Appreciation Rights granted under the Plan shall be evidenced by an Option Agreement which shall be in such form as the Board may from time to time approve and shall be executed on behalf of the Company by one or more of the officers of the Company. Each such Option Agreement shall be subject to the terms and conditions of the Plan as well as such other terms and conditions as the Board may deem desirable and shall provide in substance as follows.

     7.1 NUMBER OF SHARES AND OPTION PRICE. Each Option Agreement shall specify the number of shares of Common Stock covered by such Option and the purchase price per share. The purchase price per share of Common Stock subject to a Non-Statutory Stock Option and the base value of a Stock Appreciation Right shall not be less than 85% of the Fair Market Value of a share of Common Stock on the date such Non-Statutory Stock Option or Stock Appreciation Right is granted. The purchase price per share of Common Stock subject to an Incentive Stock Option shall not be less than the Fair Market Value of a share of Common Stock on the date such Incentive Stock Option is granted. The number shares and the purchase price per share shall be subject to adjustment as provided in Article X.

     7.2 RESTRICTIONS ON TRANSFERABILITY. (a) Stock Options and Stock Appreciation Rights shall not be assigned, alienated, pledged, attached, sold, transferred or encumbered by a Grantee other than by will or by the laws of descent and distribution, or in the case of a Non-Statutory Stock Option, (i) pursuant to a "domestic relations order" as defined in Section 414 of the Code or Section 206 of ERISA, or (ii) by transfer without consideration by a Grantee, subject to such rules as the Board may adopt to preserve the purposes of the Plan (including limiting such transfers to transfers by Grantees who are directors or senior executives), to (A) a member of his or her Immediate Family, (B) a trust solely for the benefit of the Grantee and his or her Immediate Family, or (C) a partnership or limited liability company whose only partners or members are the Grantee and his or her Immediate Family members, (each transferee described in (i) - (ii) is hereafter referred to as a "Permitted Transferee"), provided that the Board is notified in advance in writing of the terms and conditions of any proposed transfer intended to be described in (i) or (ii) and it determines that the proposed transfer complies with the requirements of the Plan and the applicable Option Agreement. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify under (i) or (ii) shall be void and unenforceable against the Company. For this purpose, "Immediate Family" means, with respect to a particular Grantee, the Grantee's spouse, parents, children or grandchildren (including adopted and stepchildren and grandchildren), siblings, mothers- and fathers-in-law, sons- and daughters-in-law and brothers- and sisters-in-law.

             (b) The terms of the Option or Stock Appreciation Right shall apply to the beneficiaries, executors and administrators of the Grantee and of the Permitted Transferees of the Grantee (including the beneficiaries, executors and administrators of the Permitted


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Transferees), including the right to agree to any amendment of the applicable
Option Agreement, except that Permitted Transferees shall not transfer any Option other than by will or by the laws of descent and distribution.

             (c) An Option or Stock Appreciation Right shall be exercised only by the Grantee (or his or her attorney in fact or guardian) (including, in the case of a transferred Option or Stock Appreciation Right, by a Permitted Transferee), or, in the case of the Grantee's death, by the Grantee's executor or administrator (including, in the case of a transferred Option, by the executor or administrator of the Permitted Transferee).

     7.3 EXERCISE OF OPTIONS. Each Option Agreement shall set forth the period during which it may be exercised; provided, however, subject to Article V, Incentive Stock Options granted pursuant to this Plan shall expire not more than 10 years from the date that the Incentive Stock Option is granted.

     7.4 EXERCISE OF OPTIONS UPON TERMINATION OF EMPLOYMENT. Except as otherwise specifically determined by the Board, the Option Agreement shall provide that when a Grantee ceases to be an Employee, any unexercised vested Option or any non-vested Option granted to that Grantee shall terminate immediately; provided, however, that (a) if the cessation of employment is due to death, any unexercised vested Option (but not any non-vested Option) may be exercised in the manner hereinafter described in Section 7.5 below or (b) if the cessation of employment is for any reason other than death, any unexercised vested Option (but not any non-vested Option) may be exercised until three months after cessation (or 12 months if the Grantee is disabled within the meaning of Section 105(d)(4) of the Code), but not later than the date that such Option would otherwise terminate under the Plan.

     In the event that the Grantee dies within such time period, any unexercised vested Option which has not terminated prior to death may be exercised in the manner hereinafter provided in Section 7.5 below.

     A transfer of employment from the Company to a Subsidiary or vice versa or between two such Subsidiaries shall not be deemed a termination of employment.

     7.5 EXERCISE OF OPTIONS UPON DEATH. Except as otherwise determined by the Board, the Option Agreement shall provide that upon the death of a Grantee while still an Employee, or within three months after the cessation of employment for any reason other than death (or 12 months in the case of a disabled Grantee), any unexercised vested Option (but not any non-vested Option) may be exercised by the Grantee's estate (or, in the case of a transferred Option, by the Permitted Transferee or by the executor or administrator of the Permitted Transferee), the person designated in the Grantee's last will and testament or his or her heirs at law before the date that such Option would otherwise terminate; provided, however, that an Option may be exercised only if and to the extent that the Grantee (or, in the case of a transferred Option, by the Permitted Transferee) was entitled to exercise it as of the date of death.



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     7.6 METHOD OF EXERCISE OF OPTIONS.  Each Option Agreement shall provide that Options shall be exercised by delivering a written notice of exercise to the Company. Each such notice shall state the number of shares of Common Stock in respect of which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Grantee, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. The exercise price for Options and Stock Appreciation Rights may be paid in cash, or by the delivery of shares of Common Stock then owned by the Grantee, or, in the discretion of the Board, if the Common Stock is readily tradeable on a national securities exchange or other market system at the time the Option is exercised, payment may also be made either (i) by delivery of a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to sell enough of the Grantee's exercised shares to pay the exercise price, and deliver promptly to the Company sufficient sales proceeds to pay the exercise price or (ii) in a cashless exercise pursuant to which the Grantee would receive the full number of shares of Common Stock for which the Option is then being exercised less that number of such shares having a Fair Market Value (determined at the time of exercise) equal to the then aggregate exercise price for the shares of Common Stock as to which the Option is being exercised. If payment is made in cash, a certified or cashier's check in full payment of the purchase price for the number of shares of Common Stock specified in the notice must accompany such notice. In addition, except to the extent provided at Section 7.9(h) below, in the event that the Option being exercised is a Non-Statutory Stock Option, the notice must be accompanied by a certified or cashier's check in full payment of the aggregate amount of any federal, state or local withholding taxes determined by the Company (the "Withholding Taxes"), if any, attributable to the transfer of stock pursuant to the exercise of the Option.

     7.7 FORFEITURE. The Option Agreement may provide for such conditions on the right of exercise as the Board, in its sole discretion, deems appropriate, which conditions may, without limitation, include conditions based upon completion of a further period of continued employment, or the performance of the Company, a subsidiary, a division thereof, or the Grantee. Without limiting the foregoing, an Option Agreement may provide that the Board, in its sole discretion, may terminate in whole or in part any portion of the Option which has not yet become vested if it determines that the Grantee is not satisfactorily performing his or her duties as an Employee.

     7.8 CHARACTER OF OPTION GRANTED. Each Option Agreement shall specifically provide whether the Option granted thereby is an Incentive Stock Option or a Non-Statutory Stock Option; provided, however, that an Option shall be a Non-Statutory Stock Option only if it fails to qualify as an "incentive stock option" as defined in Section 422(b) of the Code.

     7.9 PROVISIONS RELATING TO STOCK APPRECIATION RIGHTS. In the event that the Board grants Stock Appreciation Rights to the Grantee pursuant to Section 4.2(i) hereof, then in addition to the provisions described above, the Option Agreement shall include the following provisions:



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                 (a) No Stock Appreciation Right shall be exercisable during the first six months of its term, except in the event that the physical disability of the holder thereof occurs prior to the expiration of such six-month period.

                 (b) No Stock Appreciation Right shall at any time be
            exercisable with respect to the Reference Option or any portion thereof unless (i) such Option or such portion shall itself be exercisable at that time, and (ii) such other conditions, if any, imposed by the Board shall have been satisfied.

                 (c) The Stock Appreciation Right shall be transferable only when the Reference Option is transferable, and under the same conditions.

                 (d) The Stock Appreciation Right shall expire no later than the time at which the Reference Option expires.

                 (e) The Stock Appreciation Right may be exercised only at such time as the market price of the stock subject to the Reference Option exceeds the exercise price of such Reference Option.

                 (f) Any exercise by an officer of the Company (as defined for this purpose by the regulations of the Securities and Exchange Commission) of a Stock Appreciation Right shall be made during the period beginning in the third business day following the date of release for publication of quarterly and annual summary statements of sales and earnings of the Company and its subsidiaries, and ending on the twelfth business day following such date.

                 (g) Upon the exercise of a Stock Appreciation Right, the
            Company shall withhold from the cash to be distributed to the Grantee an amount equal to the aggregate amount of the Withholding Taxes, if any, attributable to the exercise of such Stock Appreciation Right and may, in its sole discretion, also withhold an amount equal to the Withholding Taxes attributable to the exercise of any Non-Statutory Stock Option exercised by the Grantee at the same time of the exercise of such Stock Appreciation Right, in which case such Grantee shall not be required to tender payment of such Withholding Taxes in order to exercise such Non-Statutory Stock Option.

     7.10 ADDITIONAL TERMS. The Option Agreement may include such other terms and conditions, not inconsistent with this Plan, as the Board in its sole discretion shall determine.




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                                  ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

     8.1 GRANT. The Board may grant Stock Appreciation Rights to any Grantee at any time and from time to time during the term of the Option to which it relates. Each Stock Appreciation Right shall be subject to terms and conditions which are at least as restrictive as those which govern the Option to which it relates and may, in the sole discretion of the Board, be subject to additional restrictions.

     8.2 SHARE REDUCTION. Upon the exercise of any Stock Appreciation Right, the number of shares of Common Stock which were available for purchase under the Reference Option shall be reduced by a corresponding number and the Reference Option shall be cancelled to that extent. Notwithstanding anything contained in Section 3.3 hereof to the contrary, for purposes of determining the number of shares of Common Stock available for purchase under the Plan, in the event and to the extent that a Reference Option is cancelled as a result of the exercise of a Stock Appreciation Right, such Reference Option shall be deemed to have been exercised and the shares which would have been issued had the Reference Option been exercised shall not be available for future grants under the Plan.

     8.3 USE. Stock Appreciation Rights shall be used solely as a device for the measurement and determination of the amount to be paid to the Grantee. Stock Appreciation Rights shall not constitute or be treated as property or as a trust fund of any kind. All amounts which are at any time attributable to the Stock Appreciation Rights shall be and remain the sole property of the Company and the Grantee's rights hereunder are limited to the right to receive cash as provided in this Plan.


                                   ARTICLE IX

                              EXERCISE OF OPTIONS

     For all purposes the date of exercise of the Option shall be the date on which the notice specified in Section 7.6 shall have been delivered to the Company, but the exercise of that Option shall not be effective until the person (or persons) exercising the Option has complied with all the provisions of the Option Agreement governing the exercise of the Option. The Company shall promptly deliver certificates for the shares of the Common Stock subject to the Option, provided that the Company shall not be required, upon the exercise of any Option, to issue or deliver any shares of Common Stock prior to the completion of such registration or other qualification of the Common Stock under any state or federal law, rule or regulation as the Company shall determine to be necessary and in such event the date of delivery shall be extended for the period necessary and further provided, that in the event that the amount of withholding taxes attributable to the transfer of the Common Stock cannot be determined on the date on which the Option is exercised, whether due to the fact that the Common Stock transferred upon such exercise is "non-transferable" by him or her, "subject to a substantial


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

risk of forfeiture" (as those terms are defined in Section 83 of the Code) or otherwise, the Company shall issue and transfer the shares to the person (or persons) exercising such Option but may require such person (or persons) to pledge the shares to the Company as security for the payment of the applicable withholding taxes until such time as such payment is made. No one shall be or be deemed to be the holders of any Common Stock subject to an Option unless and until certificates for the shares of such Common Stock are issued to that person.


                                   ARTICLE X

                           EFFECT OF CERTAIN CHANGES

     10.1 ADJUSTMENTS. If there is any change in the number of shares of Common Stock through the declaration of stock dividends or through a recapitalization which results in stock splits or reverse stock splits, the number of shares of Common Stock available for Options as well as the number of such shares covered by outstanding Options, and the price per share of such Options, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

     10.2 PAR VALUE. In the event of a change in the Common Stock of the Company, as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     10.3 MAJOR TRANSACTIONS. In the event of any future merger, consolidation, liquidation, or other reorganization of the Company (other than a mere reincorporation or the creation of a holding company), or any transaction which would cause the Common Stock, if at sometime hereafter it shall be publicly traded, to cease to be publicly traded, the Board may provide for all outstanding options to be either amended to apply to an appropriate number of securities of the entity resulting from such transaction (and such entity shall thereafter be considered the Company), or for all such Options to be cancelled immediately prior to such transaction, on such terms as it deems equitable; provided, however, no vested Option shall be cancelled unless the Grantee is given an opportunity to exercise such Option during a period of not fewer than 30 days prior to such transaction; and further provided that in the event any such major transaction results in a Change in Control, any Option or Stock Appreciation Right which has not vested by its terms shall immediately vest.

     10.4 BOARD DETERMINATION. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

     10.5 EFFECT. Except as hereinbefore expressly provided in this Article X, the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of


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

any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to the number or price of shares of Common Stock subject to the Option. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.


                                   ARTICLE XI

                           AMENDMENT AND TERMINATION


     The Board may at any time amend, alter, suspend or discontinue this Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Grantee under any grant heretofore made without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act along with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange or The Nasdaq Stock Market), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.


                                  ARTICLE XII

                              APPLICATION OF FUNDS

     Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.


                                  ARTICLE XIII

                                     NOTICE

     Any notice to the Company required under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its principal executive offices, Attention: Benefits Plan Administrator.




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


                                  ARTICLE XIV

                                  TERM OF PLAN

     The Plan shall terminate 10 years from the date upon which it is approved by the stockholders of the Company or on such earlier date as may be determined by the Board. In any event, termination shall be deemed to be effective as of the close of business on the day of termination. No Options may be granted after such termination. Termination of the Plan, however, shall not affect the rights of Grantees under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan until they lapse or terminate by their own terms and conditions.


                                   ARTICLE XV

                                 EFFECTIVE DATE

     This Plan shall be effective on the day upon which it is approved by the stockholders of the Company.











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